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                               COMMAND MONEY FUND
                             COMMAND TAX-FREE FUND
                            COMMAND GOVERNMENT FUND

                      Supplement dated January 10, 1997 to
           Statement of Additional Information dated August 28, 1996

    In December 1996, shareholders voted for the proposals summarized below.

Investments in Securities of Other Investment Companies

COMMAND Tax-Free Fund. Shareholders voted to modify fundamental restriction 10, regarding investments in securities of other investment companies, to read as follows:

    The Tax-Free Fund may not:

    --Invest in securities of other investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which not more than 10% of its total assets (determined at the time of investment) would be invested in such securities, or except as part of a merger, consolidation, or other acquisition.

    Generally, the Fund does not intend to invest more than 5% of its total assets in such securities. To the extent that the Fund does invest in securities of other investment companies, shareholders of the Fund may be subject to duplicate management and advisory fees.

Investments in Unseasoned Issuers

COMMAND Money Fund. Investment restriction 12 regarding the purchase of securities issued by unseasoned issuers (that is, issuers in business for less than three years) is no longer fundamental and may, therefore, be modified or eliminated in the future by the Board of Directors without shareholder approval.

Investments in Warrants, Puts, Calls, Straddles, Spreads and Combinations
Thereof

COMMAND Government Fund and COMMAND Money Fund. Shareholders voted to delete investment restriction 8 of COMMAND Government Fund and investment restriction 9 of COMMAND Money Fund, each relating to the purchase of warrants and the purchase and sale of puts, calls, straddles, spreads and combinations thereof. Notwithstanding such deletions, the Funds will continue to purchase securities and engage in transactions as permitted by Rule 2a-7 under the Investment Company Act.
MF970C-1